UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): December 27, 2023

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR	97756
(Address of principal executive offices)	(Zip Code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	XPON	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Note Financing

On December 27, 2023 (the “Closing Date”), Expion360 Inc., a Nevada corporation (the “Company”), entered into that certain securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Note Investor”), pursuant to which the Company sold, and the Note Investor purchased, (a) a senior unsecured convertible note issued by the Company (the “Note,” and such financing, the “Convertible Note Financing”) in the aggregate original principal amount of $2,750,000, which is convertible into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), (b) up to $247,500 in newly issued shares of Common Stock (the “Interest Shares”), which may be payable, at the Company’s option and subject to the fulfillment of certain conditions set forth in the Note, to satisfy interest payments under the Note, and (c) 63,497 shares of Common Stock (the “Commitment Shares”), which is equal to $300,000 of shares of Common Stock calculated as of the Closing Date issued to the Note Investor as consideration for its commitment to purchase the Note.

The Convertible Note Financing closed on the Closing Date. The gross proceeds to the Company from the Convertible Note Financing, prior to the payment of legal fees and transaction expenses, was $2,500,000. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes.

The Securities Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Note Investor.

Description of the Note

The Note was issued with an original issue discount of 10.0% and accrues interest at a rate of 9.0% per annum. The Note matures on December 27, 2024 (the “Maturity Date”), unless earlier converted or redeemed pursuant to the terms thereof. Interest on the Note is guaranteed through the Maturity Date regardless of whether the Note is earlier converted or redeemed, and shall be payable in arrears on the first trading day of each calendar month commencing with the calendar month ending after the closing date. Interest payments shall be made in cash or, at the Company’s option, shares of Common Stock, subject to the fulfillment of certain conditions set forth in the Note.

The Note is convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to (x) the sum of (i) the portion of the principal amount to be converted or redeemed, (ii) all accrued and unpaid interest with respect to such principal amount, and (iii) all accrued and unpaid late charges with respect to such principal and interest amounts, if any, divided by (y) a conversion price of $6.1421 per share (such shares issuable upon conversion of the Note, the “Note Conversion Shares”). In addition, if an Event of Default (as defined below) has occurred under the Note, the Note investor may elect to convert all or a portion of the Note into shares of Common Stock at an “alternate conversion price” equal to 90% of the lowest daily volume-weighted average price (“VWAP”) of Common Stock during the ten trading days immediately preceding the date of conversion, subject to the terms and conditions set forth in the Note. Further, the Company and the Note Investor have, and from time to time may exercise, other optional redemption rights as further described in the Note.

The Note sets forth certain standard events of default (each such event, an “Event of Default”), upon the occurrence of which the Company is required to deliver written notice to the Note Investor within one business day (an “Event of Default Notice”). At any time after the earlier of (a) the Note Investor’s receipt of an Event of Default Notice, and (b) the Note Investor becoming aware of an Event of Default, the Note Investor may require the Company to redeem all or any portion of the Note. Upon an Event of Default, the Note shall bear interest at a rate of 14.0% per annum.

Registration of Securities

The securities in the Convertible Note Financing are being offered pursuant to an effective shelf registration statement on Form S-3 (File No. 333-272956) which was filed by the Company with the Securities and Exchange Commission (“SEC”) on June 27, 2023 and declared effective on July 10, 2023 (the “Registration Statement”). The Convertible Note Financing will be made only by means of a prospectus supplement and the accompanying base prospectus that form part of the Registration Statement. A prospectus supplement relating to the Convertible Note Financing has been filed with the SEC pursuant to Rule 424(b) under the Securities Act.

In connection with the Convertible Note Financing, the legal opinion letter of Stradling Yocca Carlson & Rauth, P.C., counsel to the Company, regarding the issuance of (i) the Commitment Shares, (ii) the Note, (iii) the Interest Shares, and (iv) the Note Conversion Shares, is filed as Exhibit 5.1 to this Current Report on Form 8-K. The legal opinion letter is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Equity Line of Credit Financing

On December 27, 2023, the Company entered into that certain common stock purchase agreement (the “Equity Line Purchase Agreement”) with an institutional investor (the “Equity Line Investor”). Under the terms and subject to the conditions of the Equity Line Purchase Agreement, the Company has the right, but not the obligation, to sell to the Equity Line Investor, and the Equity Line Investor is obligated to purchase, up to the lesser of (a) $20,000,000 in aggregate gross purchase price of newly issued Common Stock (the “Equity Line Securities”) and (b) the Exchange Cap (as defined in the Equity Line Purchase Agreement) (the “Equity Line Financing”).

The Equity Line Purchase Agreement provides customary representations, warranties, and covenants of the Company and the Equity Line Investor.

Description of Registration Rights

In connection with the Equity Line Financing, the Company entered into that certain registration rights agreement, dated December 27, 2023, with the Equity Line Investor (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-1 covering the sale of the Equity Line Securities with the SEC within 30 calendar days after the date of the Registration Rights Agreement, and to use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event no later than February 14, 2024; provided, however, that in the event the Company is notified by the SEC that the registration statement will not be reviewed or is no longer subject to further review, the effectiveness date shall be the fifth trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided further, that in the event the Company is notified by the SEC that the registration statement shall be reviewed by the SEC, the Company shall use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event no later than April 30, 2024. Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it may require the Company to pay certain liquidated damages to the Equity Line Investor.

Entry into the Convertible Note Financing and Equity Line Financing and the related transaction agreements and documents was approved by the Company’s board of directors on December 26, 2023.

The foregoing descriptions of the Securities Purchase Agreement, Note, Equity Line Purchase Agreement, and Registration Rights Agreement do not purport to be complete and each is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, Note, Equity Line Purchase Agreement, and Registration Rights Agreement, the forms of which are filed as Exhibits 10.1, 4.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Note

5.1	Opinion of Stradling Yocca Carlson & Rauth, P.C.

10.1*	Securities Purchase Agreement, dated December 27, 2023, between Expion360 Inc. and 3i, LP

10.2*	Common Stock Purchase Agreement, dated December 27, 2023, between Expion360 Inc. and Tumim Stone Capital, LLC

10.3*	Registration Rights Agreement, dated December 27, 2023, between Expion360 Inc. and Tumim Stone Capital, LLC

23.1	Consent of Stradling Yocca Carlson & Rauth, P.C. (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: December 29, 2023	By:	/s/ Brian Schaffner
Name: Brian Schaffner
Title: Chief Executive Officer